UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): August 27, 2012

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe Avenue, Suite 9, Boulder, Colorado	80302
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

Effective August 27, 2012, Jeff Huitt was appointed by the Board of Directors of NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), to serve as the Company’s Chief Financial Officer until such time as may otherwise determined by the Board of Directors (the “Appointment”). Mr. Huitt will be based in the Company’s Boulder, Colorado headquarters.

Mr. Huitt has more than 20 years’ experience driving the financial function of various companies and has served as the CFO for a number of public and privately held companies. Mr Huitt was Principal and Consultant at Orion Consulting from 2004 to 2012, such company providing financial operations and funding support for start-up companies. While at Orion Consulting, he served as CFO for XsunX, Inc. (2006-2009), President and CEO at Parking Stripes Advertising, Inc. (2005-2006) and COO/CFO at Diamondback Tactical, LLLP (2004-2006). Prior to 2004, Mr. Huitt served as the CFO of iSherpa Capital,LLC, CFO of AirCover Network Solutions, Inc. and as Controller at USWest Wireless, a division of USWest Communications, Inc., n/k/a CenturyLink, Inc.. Mr. Huitt earned his bachelor’s degree in accounting and master’s degree from the University of Denver. He is also a Certified Public Accountant licensed in the state of Colorado.

Mr. Huitt, age 50, has no family relationship with any other officer or director of the Company. With respect to the Company, Mr. Huitt has not had a direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K. Mr. Huitt holds no other official position with the Company.

In connection with the Appointment, the Company and Mr. Huitt entered into a General Services Agreement, dated August 27, 2012 (the “GSA”), pursuant to which Mr. Huitt agreed to perform certain strategic operational and financial services and agreed to certain terms of confidentiality. The GSA has an initial term of six months that may be extended upon the consent of the Company and Mr. Huitt. A copy of the GSA is attached to this Current Report on Form 8-K as Exhibit 10.1 which is hereby incorporated by reference herein.

Colonel Barry S. Baer, who was named in February, 2012 as Chief Financial Officer and Corporate Secretary of the Company, shall no longer serve as Chief Financial Officer effective August 27, 2012. Colonel Baer will continue to serve the Company as its Corporate Secretary.

ITEM 8.01 OTHER EVENTS

On August 27, 2012, the Company issued a press release (the “Press Release”) regarding the Appointment. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
10.1	General Services Agreement between the Company and Jeff Huitt, dated August 27, 2012	Provided herewith
99.1	Press Release dated August 27, 2012	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2012	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Jeff Huitt
Name: Jeff Huitt
Its: Chief Financial Officer